Exhibit 10.11

AGREEMENT OF FUNDS TRANSFER SERVICES

THIS AGREEMENT is dated [                        25th June, 2014              ] and made between:

(1)         CHINA MERCHANTS BANK CO., LTD., HONG KONG BRANCH (the "Bank"); and

(2)         HONGKONG TAKUNG ASSETS AND EQUITY OF ARTWORKS EXCHANGE CO., LTD. (the "Company")

WHEREAS:

(A)         The Company has an account maintained with the Bank.

(B)         The Bank and the Company now wish to agree on the terms (the "Terms") of the Funds Transfer Services (the "Services") in accordance with this Agreement. IT IS AGREED as follows:

1.          Definitions

"Bank" means China Merchants Bank Co., Limited Hong Kong Branch;

"Business Day" means the day when both the Bank and the Company are open for business except Saturdays;

"Company" means the company which has applied to use the Bank's Services.

"Company's Account" means the HKD denominated account with account number [0]. which is established and maintained by the Company with the Bank for retention of the money received from the Company's customers or held for or on account of the Company's customers;

"Customer" means a person who has maintained an All-in-One Card Account with the Bank and one or more trading accounts with the Company;

"Customer's Account" means any All-in-One Card Account opened and maintained with the Bank;

"Customer's Trading Account" means any trading account opened and maintained by the Customer with the Company;

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"Leased Line" means a private data transmission line, which is established between the Bank and the Company through a telecommunication company, for the purpose of data communication in respect of the Services;

"Registered Customer" means a Customer who has been accepted or registered to use the Services by both the Bank and the Company in accordance with Clauses 2.4 and 2.5; and

"Services" means the funds transfer services between a Customer's Account and the Company's Account as provided by the Bank in accordance with these Terms. Communications to effect funds transfers between the Bank and the Company in relation to the Services will be affected through the Leased Line.

1.1         In these Terms:

(i)          the masculine gender shall include the feminine gender and neuter and the singular number shall include the plural and vice versa;

(ii)          a reference to a date or time is a reference to that date or time in Hong Kong unless the context otherwise requires;

(iii)         the headings are inserted for convenience only and shall not affect the interpretation of these Terms; and

(iv)         a reference to Clauses or Sub-clauses shall mean the Clauses or Sub-clauses hereto.

2.            Eligibility, Accounts and Registration

2.1         The Company is required to be the holder of a Company's Account to be eligible to use the Services. The Company will need to open a Company's Account with the Bank in accordance with the Bank's usual account opening procedures and requirements, unless the Company has already opened such an account with the Bank prior to the date of application for the Services.

2.2         The Company may, in its absolute discretion and in such manner as it thinks fit, introduce the Services to its customers, provided that in doing so it shall not make any misrepresentation to any third party in respect of the Services. The Company shall indemnify and hold the Bank harmless against any claim by any third party for any loss arising out of or in connection with its breach of the foregoing.

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2.3          A customer of the Company, who does not have an existing Customer's Account and wishes to use the Services, shall apply to the Bank to open a Customer's Account in accordance with the Bank's usual account opening procedures and requirements.

2.4          All customers of the Company who wish to use the Services shall apply to be registered with the Bank (subject to approval of the Bank at its discretion) in accordance with the Bank's procedures and requirements.

2.5          If any Customer applies to be registered with the Bank to use the Services, the Bank will notify the Company, through the Leased Line, of the full name, identity document number and Customer's Account number as well as the Customer's Trading Account number as provided by the Customer. Upon receiving such information from the Bank, the Company will check its own record and confirm to the Bank, through the Leased Line, whether the full name, identity document number and Customer's Trading Account number as provided by the Customer to the Bank match with the records held by the Company. If the said information matches with its records, the Company may at its own discretion accept the Customer's application and notify the Bank accordingly. The Bank may then at its own discretion approve the Customer's application and put the Customer on its own services list.

3.            Funds Transfer Services

3.1          On receiving an instruction from a Registered Customer to make a payment through the Services to the Company, the Bank will debit the Customer's Account, if the Customer's Account has a sufficient and available balance, and credit the Company's Account in accordance with the Registered Customer's instructions. The Bank will then through the Leased Line notify the Company of the amount credited to the Company's Account and the Customer's Account number being the beneficiary of the credit. The Company will then credit the Customer's Trading Account with the same amount accordingly.

3.2         The Bank on receiving a message from a Registered Customer requesting to obtain payment from the Company, the Bank will pass the request, through the Leased Line, to the Company with the amount requested as well as the relevant Customer's Trading Account number. The Company will at its own discretion decide whether or not to authorize the Bank to debit the Company's Account and to pay the Customer's Account. On receiving such an authorization from the Company through the Leased Line, the Bank will debit the Company's Account, if the Company's Account has sufficient and available balance, and credit the Customer's Account.

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3.3          The Company, on receiving a request directly from a Registered Customer to transfer funds from the Customer's Trading Account to the Customer's Account, may, in its absolute discretion and if there is sufficient and available balance in the Customer's Trading Account, instruct the Bank through the Leased Line to debit the Company's Account and credit the relevant Customer's Account.

3.4          The Company may instruct the Bank through the Leased Line to effect payment to a Registered Customer or at the same time to a number of Registered Customers. On receiving an instruction from the Company to pay a batch of Registered Customers, the Bank will process each funds transfer in the order in which the instruction appears in a batch.

3.5          If the Company's Account does not have a sufficient and available balance, the Bank may decline to carry out the entire instruction (for a single transfer) or such parts of the instruction (for a batch of multiple transfers) to the extent that there is no sufficient and available balance. The Bank will not advise the Company if any instruction or part is not carried out and the Company hereby agreed that the Company would make use of the enquiry function provided to reconcile the transactions carried out by the Bank and the instructions given by the Company.

3.6          All instructions and communications from the Company in relation to the Services will be sent to the Bank through the Leased Line or in any manner from time to time specified by the Bank. All instructions and communications received through the Leased Line or received by the Bank according to its record pursuant to Clause 8 below may be accepted by the Bank as valid and duly authorized and be acted upon by the Bank without liability or further enquiry.

3.7          All communications to effect funds transfers between the Bank and the Company in relation to the Services will be effected through the Leased Line.

3.8          The rental charge for the Leased Line shall be borne by the Company solely.

3.9         While the Bank receives and accepts instructions from the Registered Customers and the Company on a 24-hour basis, the Bank will execute instructions within the services hours and Business days from time to time determined by the Bank. The Bank may at its discretion execute any instruction of a Registered Customer or the Company outside its services hours. The Company will not request the Bank to reverse any entries by reason that the instruction is executed at a time outside the Bank's services hours.

3.10        Subject to their respective agreement with the Registered Customer, each of the Bank and the Company may at their own discretion decide whether or not and when to execute any action envisaged in Clauses 3.1, (where such a function is available) 3.2, 3.3, and 3.4 hereof. Neither party shall be liable to the other for any loss whatsoever arising out of or in connection with any such non-execution of any act, or delay in execution.

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3.11        The Bank will set a reasonable cut-off time for receiving communications through the Leased Line in relation to funds transfer from the Company for same day value. Communications in relation to funds transfer received after the aforesaid cut-off time will be valued on the immediately following Business Day. The Bank may make any changes to its cut-off time by giving five (5) Business Days' prior written notice to the Company, while changes under exceptional circumstances such as, but not limited to, system failure or natural disasters, notice may be given to the Company as soon as practicable.

3.12        Each of the Bank and the Company may, in its sole discretion, decide whether the Services will be provided to any Registered Customer without giving any reason(s) to the other party.

4.            Service Disruption

4.1          The Bank may make any changes to the Services by giving forty five (45) calendar days' prior notice.

4.2          Occasionally banking services may be disrupted, a service may be temporarily unavailable or a system, equipment or software may fail to function in a normal or satisfactory manner. The Bank will not be liable for any loss or damage arising out of disruption of the banking services unless caused by the Bank's gross negligence or willful misconduct.

4.3          The Bank will not be liable for the consequences of any event beyond the Bank's reasonable control. In no event will the Bank be liable for any indirect, special, incidental or consequential damages suffered by the Company due to or arising out of the Bank's provision of the Services, unless such damages are direct consequences of the Bank's gross negligence or willful misconduct.

5.            Advertisements

Neither party will refer to or use the name or logo or any other intellectual property right of the other in any way, in any advertisements to its customers or the public or otherwise, without the prior written consent of the other party. No right to the name, logo or other intellectual property right of either party is granted to the other under or by virtue of the Services. A party will cease and/or withdraw from publishing any advertisement referring to the other party and the Service, if so requested by the other and notwithstanding any prior consent.

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6.           Representations

6.1        Each party represents to the other party that:

    (i)        it is duly incorporated or organized and validly existing under the laws of the jurisdiction of its incorporation or   organization;

    (ii)       these Terms are valid and binding on it and are enforceable against it.

6.2          (a) The Company represents and undertakes to the Bank that it has complied and will comply with all the relevant laws, rules and regulations on the prevention of money laundering and terrorist financing.

(b) The Bank represents to the Company that it is duly licensed under the Banking Ordinance (Cap. 155) of the Laws of Hong Kong ("Banking Ordinance") to carry out banking business.

6.3         Each party repeats its above representations until either party terminates the Services.

7.           Termination

7.1          Either the Bank or the Company may, without reason and by giving the other of them forty five (45) calendar days' prior written notice, cease using or providing the Services.

7.2          Termination of the Services for any reason will not affect any accrued rights or obligations, nor Clauses 3.7, 4.2, 4.3, 5 and 9.1 of these Terms, which will survive termination of the Services.

7.3          Notwithstanding Clauses 7.1 and 7.2, the Services shall automatically be terminated if:

(a)        the license held by the Bank to carry on banking business under the Banking Ordinance expires or is cancelled, suspended, revoked or terminated; or

(b)        the continued provision of the Services by the Bank contravenes any applicable law, including statutory or regulatory requirement.

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7.4         Either party may terminate the Services immediately by notice if:

(a)         the other party commits a breach of material obligation under these Terms and, in the case of a remediable breach, fails to remedy the breach after receiving fourteen (14) calendar days' written notice from the non-defaulting party to do so;

(b)         any representation made by the other party is proved to be incorrect or misleading in any material respect as at the date of it being made;

(c)         if the other party becomes insolvent or fails or admits in writing its inability to pay its debts as they become due; makes a general assignment, arrangement or composition with or for the benefit of its creditors; or has a resolution passed for its liquidation or reorganization; or

(d)         the other party itself or any other person commences any proceeding, or takes any action, seeking a judgment of or arrangement for insolvency, bankruptcy, liquidation or reorganization with respect to the other party or its debts or assets, seeking the appointment of a trustee, receiver, liquidator, supervisor or custodian for the Company or any part of its assets, or which has a similar effect.

7.5         The Bank will also be entitled to terminate the Services immediately if the Company is under investigation by any government authority in relation to money laundering or terrorist financing.

8.           Notices

8.1           Any notice or communication given or made pursuant to these Terms (other than instructions and communications in relation to the Services which will be sent through the Leased Line):

(a)        must be in writing;

(b)        will be addressed to the recipient at its last known address or facsimile number or such other address or number as the recipient has by five (5) Business Days' prior written notice to the other party; and

(c)        may be delivered personally by leaving it at such address, by post or facsimile.

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8.2         Any such notice or other communication so addressed to the other party shall be deemed to have been delivered (I) if given or made by post shall be deemed received three (3) Business Days after the date of posting; (ii) if given or made by hand, when delivered to the relevant address and (iii) if given or made by fax at the time of transmission. Communications through the Leased Line or through a channel specified by the Bank are deemed to be delivered when sent.

9.          Confidentiality

9.1         The Company and the Bank recognize and agree that the information relating to any Customer (or any Registered Customer) as may be received by it from the other party in the course of provision or use of the Services shall be treated as confidential and shall not be disclosed or made available to any person other than in accordance with these Terms or pursuant to any directions, decree, or orders of a competent court or pursuant to any applicable laws or regulations requiring such disclosure.

9.2          The confidential information as stipulated in Clause 9.1 of these Terms (and only for the purpose herein) shall not include:

(a)         information which has already become part of the public knowledge or literature without any unauthorized act, omission or breach of any provisions of these Terms by the party (the "Disclosing Party") disclosing such information to a third party at the time of disclosure or thereafter;

(b)         information which was in the Disclosing Party's possession at the time of receipt of such information by the Disclosing Party as evidenced by written records in existence at that time;

(c)         information disclosed under the compulsion of any relevant law or regulation or order of any court of competent jurisdiction; and

(d)         information disclosed by a party on a confidential basis to its agents, service providers and professional advisers to the extent necessary to enable them to discharge their duties; to credit reference and reporting agencies; clearing houses, payment systems operators and regulatory authorities.

10.       Miscellaneous

10.1       These Terms shall be binding on and shall ensure for the benefit of the successors and permitted assigns of the Bank and the Company. The Company shall not assign or transfer any of its rights or obligations without the written consent of the Bank.

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10.2        Nothing in these Terms shall be deemed to constitute (a) in the case of the Bank, a fiduciary or trustee for the Company, (b) in the case of the Company, an agent of the Bank, or (c) a partnership, joint venture or any other form of association between the parties.

10.3        The provision of the Services by the Bank is subject to these Terms, which supersede all prior terms, conditions and agreements between the parties whether oral or written.

10.4        If at any time one or more provisions hereof is or becomes invalid, illegal, unenforceable or incapable of performance in any respect under the laws of any relevant jurisdiction, the validity, legality, enforceability or performance in that jurisdiction of the remaining provisions hereof or the validity, legality, enforceability or performance under the laws of any other relevant jurisdiction of these or any other provisions hereof shall not thereby in any way be affected or impaired.

10.5        Any amendment, waiver or variation to these Terms shall only be effective if set out in writing and signed by the Bank.

10.6        No failure or delay by either the Bank or the Company in exercising any right, power or privilege under these Terms shall operate as a waiver thereof, nor shall any single or partial exercise by either the Bank or the Company of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege.

11.        Governing Law

These Terms and the Agreement are governed by and shall be construed in accordance with the laws of Hong Kong Special Administrative Region. The Bank and the Company hereto submit to the exclusive jurisdiction of the Hong Kong courts.

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This Agreement has been entered into on the date stated at the beginning of this Agreement.

The Bank

CHINA MERCHANTS BANK CO., LTD., HONG KONG BRANCH

By:

The Company

HONGKONG TAKUNG ASSETS AND EQUITY OF ARTWORKS EXCHANGE CO., LTD.

By:

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